UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2013

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Metro Drive, Suite 700 San Jose, California		95110-1346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 408-535-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 14, 2013, Fair Isaac Corporation (the “Company”) reported preliminary financial results for the quarter ended September 30, 2013. See the Company’s press release dated October 14, 2013, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press Release dated October 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

	By	/s/ Michael J. Pung
Michael J. Pung Executive Vice President and Chief Financial Officer
Date: October 15, 2013

EXHIBIT INDEX

Exhibit	Description	Manner of Filing

99.1	Press Release dated October 14, 2013	Filed Electronically

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